First Quarter 2020 Investor Conference Call May 14, 2020 Ex 99.1

Safe Harbor Statement This presentation contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management’s beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, statements regarding our industry, business strategy, plans, goals and expectations concerning our market position, product expansion, future operations, margins, profitability, future efficiencies, and other financial and operating information. When used in this discussion, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “potential,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, inherent risks and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our actual future results may be materially different from what we expect due to factors largely outside our control, including the impact of COVID-19 on the economy and on our business, occurrence of severe weather conditions and other catastrophes, the cyclical nature of the insurance industry, future actions by regulators, our ability to obtain reinsurance coverage at reasonable rates and the effects of competition. These and other risks and uncertainties associated with our business are described under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, which should be read in conjunction with this presentation. The company and its subsidiaries operate in a dynamic business environment, and therefore the risks identified are not meant to be exhaustive. Risk factors change and new risks emerge frequently. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

Conifer’s Response to the COVID-19 Crisis As this crisis unfolded, we responded quickly to protect our employees while continuing to deliver superior service and support for our customers. Since late March, nearly our entire team has been working from home. The transition took place without disruption to our operations or our ability to serve our business partners. This is a strong indicator of our resilience and capacity to manage remote operations as long as necessary. Through this successful transition, our robust business continuity plan and significant investments in technology infrastructure have clearly paid off. We regularly evaluate all aspects of our current operating environment, and are making adjustments as needed to effectively manage our business through the current climate. Our thoughts continue to be with all who have been affected by this crisis.

Q1 2020 Highlights Maintaining High Premium Retention Overall

Business Mix Maintaining high premium retention: 93% of total premiums in Q1 2020 were from core commercial business Experiencing premium retention in the high 80’s Conversely, new business generation has tapered off Continued reduction in wind exposed business leading to even lower PML’s – less volatility expected as we approach wind season Current accident year combined ratios for Q1 2020: Commercial Lines 94.9% (vs. 96.5% for Q1 2019) Personal Lines 92.9% (vs. 148.5% for Q1 2019) Previous efforts to reduce wind exposure led to significant improvement in Personal Lines profitability Both Commercial and Personal Lines achieved sub 95% accident year combined ratios for the quarter Conifer does write small business coverage for select segments of the hospitality industry. Gross Written Premium for Q1 2020 Our Focus: Disciplined, Sustained, Retention to Generate Consistent Return on Equity

Commercial Lines Overview Commercial Lines represented roughly 93% of the premium written in Q1 2020 As anticipated, Michigan remains our largest state in terms of premium for Q1 2020 Conifer continues to write Commercial Lines in all 50 states Q1 2020 Gross Written Premium 3.8% increase $22.6M $23.4M

Personal Lines Overview Personal Lines production was approximately 7% of total premium in Q1 2020 Reflects growth in low-value dwelling segment with Texas as largest state Personal Lines loss ratio of 49.8% for Q1 2020 Gross Written Premium $1.6M $1.6M 34% decrease in wind-exposed premium

Q1 2020 Results Overview: Reflects Underwriting Discipline Gross Written Premium: GWP was $25.1M for Q1 2020, up 3.6% over the same period in 2019 Commercial Lines accident year combined for Q1 2020 was 94.9% Accident year combined for Commercial Lines for Q4 2019 was 98.0% Personal Lines GWP was flat versus Q1 2019 Accident year combined for Q1 2020 was 92.9% Personal Lines accident year combined ratio for Q4 2019 was 98.5% Net Earned Premium: NEP was $22.0M in Q1 2020, up 2% from $21.7M in Q1 2019 Commercial Lines NEP saw a slight decrease to $20.4M for Q1 2020, from $20.7M in Q1 2019 Personal Lines NEP was up 34.3% to $1.6M for Q1 2020, versus $1.0M in the same period in 2019 Gross Written Premium 3.6% increase $24.2M $25.1M

Results Overview: Combined Ratio 108.1% 111.6% 350 basis point increase Combines result impacted by change in fair value of equity securities in the period. $3.1 million or 67% of the net income loss in the quarter was attributable to investment market moves Continued focus on disciplined underwriting to drive overall combined ratio improvement Commercial Lines combined ratio was 112.8% in Q1 2020 (AY combined ratio of 94.9%) impacted by increased reserve development in the period Underwriting changes demonstrating results: Personal Lines combined ratio was 96.9% in Q1 2020 (AY combined ratio of 92.9%)

Continued focus on disciplined growth in core lines of business Ongoing trend of shifting toward profitable premium in both Commercial and Personal Lines For Q1 2020, the consolidated loss ratio was 64.5%, down 2 percentage points from Q1 2019 Commercial Lines loss ratio was 65.6% in Q1 2020 Personal Lines loss ratio was 49.8% in Q1 2020 (compared to 187.5% in Q1 2019) Significant improvement in personal lines as a result of previously reduced wind exposure overall Results Overview: Loss Ratio 200 basis point improvement

Results Overview: Expense Ratio The Expense Ratio was up markedly in Q1 2020 versus Q1 2019 A change in expense allocation between segments and some timing differences between quarters led the 2020 first quarter expense ratio to be slightly higher than average While we have numerous cost cutting measures underway and continue to see more opportunity for improvement, we expect that the expense ratio will normalize and continue to head lower throughout the year Maintaining our ongoing efforts to reduce the expense ratio and follow continued expense management

$3.1 million negative impact to net income as of March 31, 2020 largely due to COVID-related market disruption Net Investment Income up 5% to $954K for Q1 2020 Highly liquid portfolio of investment grade debt securities Total cash & investment securities of $182M as of March 31, 2020: Average duration: 3.1 years Average tax-equivalent yield: ~2.3% Average credit quality: AA Q1 2020 Investment Portfolio Debt Security Portfolio Allocation

Financial Results: Q1 2020 Income Statement Company reported net loss of $4.7 million or $0.49 per share for Q1 2020 For Q1 2020, adjusted operating loss was $2.7 million, or $0.28 per share

Financial Results: Consolidated Balance Sheet Summary Balance Sheet $ in thousands March 31, 2020 March 31, 2019 Cash & Invested Assets $ 182,337 $ 177,196 Reinsurance Recoverables 25,768 27,734 Goodwill and Intangible Assets 1,060 985 Total Assets $ 249,012 $ 247,265 Unpaid Losses and Loss Adjustment Expenses 109,657 107,246 Unearned Premiums 50,534 51,503 Debt 36,669 35,824 Total Liabilities $ 212,474 $ 204,540 Total Shareholders' Equity $ 36,538 $ 42,725 Shareholders’ equity of $36.5 million – book value of $3.81 a share $1.55 per share full valuation allowance against deferred tax assets not reflected in book value Total adjusted book value of $5.36 as of quarter ended March 31, 2020

Summary Financial Statements: Income Statement Operating Results Three Months Ended March 31,  $ in thousands, except per share data 2020 2019 Gross Written Premiums $ 25,084 $ 24,216 Ceded Written Premiums (4,033) (3,894) Net Written Premiums 21,051 20,322 Net Earned Premiums 22,017 21,687 Net Investment Income 954 910 Net Realized Investment Gains 928 19 Change in Fair Value of Equity Securities (3,086) 1,265 Other Income 658 422 Total Revenue 21,586 24,303 Losses and Loss Adjustment Expenses, Net 14,269 14,456 Policy Acquisition Costs 6,303 5,589 Operating Expenses 5,045 4,323 Interest Expense 731 710 Total Expenses 26,348 25,078 Income (Loss) before Equity Earnings and Income Taxes (4,762) (775) Equity Earnings of Affiliates, Net of Tax 50 106 Income Tax (Benefit) Expense 13 11 Net Income (Loss) (4,725) (680) Earnings (Loss) per Common Share, Basic and Diluted (0.49) (0.08) Weighted Average Common Shares Outstanding, Basic and Diluted 9,592,774 8,453,570

Adjusted Operating EPS Definitions of Non-GAAP Measures Conifer prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data. We believe that investors’ understanding of Conifer’s performance is enhanced by our disclosure of adjusted operating income. Our method for calculating this measure may differ from that used by other companies and therefore comparability may be limited. We define adjusted operating income (loss), a non-GAAP measure, as net income (loss) excluding net realized investment gains and losses, and other gains and losses, after-tax, and excluding the tax impact of changes in unrealized gains and losses. Beginning in 2018, the change in fair value of equity securities, net of tax, and the deferred gain on losses ceded to the ADC are also excluded from net income to arrive at adjusted operating income. We use adjusted operating income as an internal performance measure in the management of our operations because we believe it gives our management and other users of our financial information useful insight into our results of operations and our underlying business performance.